Exhibit 10.2

                               PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT, dated as of August 17, 2004 (this "Agreement"), by and between Jade Profit Investment Limited, a British Virgin Islands limited liability corporation (the "Buyer"), and Hainan Fuyuan Investment Company Limited, a People's Republic of China limited liability corporation (the "Seller").

                                    RECITALS

         WHEREAS, the Buyer owns 84.42% of the equity interest of Hainan Quebec Ocean Fishing Company Limited, a People's Republic of China limited liability corporation ("HQ"); and

         WHEREAS, the Seller owns the remaining 15.58% equity interest of HQ (the "Minority Interest"); and

         WHEREAS, the Seller desires to sell to the Buyer and the Buyer desires to purchase from the Seller, all of the Minority Interest for the aggregate purchase price of US$ 5.7 million, on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties to this Agreement do hereby agree as follows:

                                    ARTICLE I
                   SALE AND PURCHASE OF THE MINORITY INTEREST

         1.1 Sale and Purchase of the Minority Interest. Subject to the terms and conditions of this Agreement, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, the Minority Interest at the Closing (as defined in Article IV of this Agreement).

         1.2 The Purchase Price. The total consideration for the purchase of the Minority Interest pursuant to this Agreement shall be the sum of US$ 5.7 million (the "Purchase Price"). The Buyer shall pay the Purchase Price to the Seller at the Closing, by wire transfer using the Seller's wire transfer instructions previously provided to the Seller by the Buyer, or in other immediately available funds. All sums payable by the Buyer under this Agreement shall be paid in full without set-off or counterclaim or any condition, unless otherwise expressly instructed in writing by the Seller, free and clear of any tax or other deductions or withholdings of any nature.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
               REGARDING THE MINORITY INTEREST AND THIS AGREEMENT

         The Seller hereby represents and warrants to the Buyer that:

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         2.1 Title to the Minority Interest.  The Seller has good and marketable title to and is the legal and beneficial owner of the Minority Interest and, upon consummation of the sale and purchase of the Minority Interest contemplated herein, the Buyer will acquire from the Seller good and marketable title to all of the Minority Interest, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, except restrictions on transfer under any applicable securities laws.

         2.2 Due Organization. Seller is a limited liability corporation duly organized, validly and legally existing under the laws of the People's Republic of China. As of the date of this Agreement, the Seller has not been dissolved.

         2.3 Corporate Authority. The Seller has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Seller of this Agreement and the consummation of all transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Seller and no other corporate proceedings on the part of the Seller are necessary to authorize or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by the Seller and this Agreement constitutes a valid and binding agreement of the Seller, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         2.4 HQ Authorization. All requisite action on the part of HQ, to the extent necessary for the authorization of any documents to be produced, executed or delivered by HQ pursuant to this Agreement, if any, and the sale and delivery of the Minority Interest pursuant hereto, has been taken.

         2.5 Consents Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, result in a breach of any of the terms or provisions of, constitute a default (or any event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, trust, indenture, mortgage, loan agreement or other instrument to which the Seller is a party or by which any of the properties of the Seller is bound, the organizational documents of the Seller, or any law, rule, regulation, judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Seller; or (ii) require any consent, approval, authorization or permit of or from, or filing with or notification to, any court, arbitrator, governmental authority or other regulatory or administrative agency, authority, commission or instrumentality, domestic or foreign, federal, state or local.

         2.6 No Violation. To the knowledge of Seller, this Agreement does not violate, result in a breach of any of the terms or provisions of, constitute a default (or any event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any


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


indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, trust, indenture, mortgage, loan agreement or other instrument to which the Seller is a party or by which any of the properties of HQ is bound, the organizational documents of HQ, or any law, rule, regulation, judgment, decree, order or award of any court, governmental body or arbitrator applicable to HQ.

         2.7 Compliance with Laws. The Seller has obtained all necessary permits and other authorizations or orders of exemption as may be necessary or appropriate under all applicable laws (including, without limitation, securities laws) in connection with the sale of the Minority Interest to the Buyer pursuant to the terms of this Agreement.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer hereby represents and warrants to the Seller that:

         3.1 Due Organization. The Buyer is a limited liability corporation duly organized and validly existing under the laws of the British Virgin Islands, with all requisite power and authority to own its properties and to carry on its business in the manner now being conducted.

         3.2 Corporate Authority. The Buyer has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Buyer of this Agreement and the consummation of all transactions contemplated hereby have been duly and validly authorized by all actions necessary to authorize or to consummate the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyer and this Agreement constitutes a valid and binding agreement of the Buyer, enforceable against it in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         3.3 Consents. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, result in a breach of any of the terms or provisions of, constitute a default (or any event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, trust, indenture, mortgage, loan agreement or other instrument to which the Buyer is a party or by which any of the properties of the Buyer is bound, the organizational documents of the Buyer, or any law, rule, regulation, judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Buyer; or (ii) require any consent, approval, authorization or permit of or from, or filing with or notification to, any court, arbitrator, governmental authority or other regulatory or administrative agency, authority, commission or instrumentality, domestic or foreign, federal, state or local.


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

                                   ARTICLE IV
             CLOSING OF PURCHASE OF THE MINORITY INTEREST; DELIVERY

         4.1 Closing. Closing (the "Closing") of the sale and purchase of the Minority Interest shall occur on August 17, 2004, or on a different date mutually agreed by the parties (the "Closing Date"), at such time and location as the parties may agree. Subject to the terms and conditions of this Agreement, upon the basis of the representations, warranties and agreements herein contained, the Seller shall sell, convey and transfer the Minority Interest to the Buyer upon receipt of payment of the Purchase Price pursuant to Section 1.2 hereof.

         4.2 Delivery of the Certificate of Transfer of Minority Interest. At the Closing, the Buyer shall deliver to the Seller the Purchase Price, and the Seller shall deliver to the Buyer a certificate of transfer of the Minority Interest evidencing the transfer thereof to the Buyer, substantially in the form of Exhibit A attached hereto.

                                    ARTICLE V
                     CONDITIONS OF THE SELLER'S OBLIGATIONS

         5.1 At the Closing Date, (i) the representations and warranties of the Buyer contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Date; (ii) the Buyer shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to the Closing Date; (iii) no preliminary or permanent injunction or other order or decree by any court of competent jurisdiction, law or regulation prohibiting or otherwise restraining the sale and purchase of the Minority Interest contemplated hereunder shall be in effect; and (iv) such sale and purchase of the Minority Interest shall comply with the terms of this Agreement and all applicable laws and regulations.

                                   ARTICLE VI
                      CONDITIONS OF THE BUYER'S OBLIGATIONS

         6.1 At the Closing Date, (i) the representations and warranties of the Seller contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Date; (ii) the Seller shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to the Closing Date, (iii) no preliminary or permanent injunction or other order or decree by any court of competent jurisdiction, law or regulation prohibiting or otherwise restraining the sale and purchase of the Minority Interest contemplated hereunder shall be in effect; and (iv) such sale and purchase of the Minority Interest shall comply with the terms of this Agreement and all applicable laws and regulations.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time (i) by the mutual consent of the Seller and the Buyer; (ii) by the Seller, if the Buyer breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement; (iii) by the Buyer, if the Seller breaches in any material respect any representations, warranties, covenants or agreements contained in this Agreement; or (iv) by either the Seller or the Buyer if any of the conditions to the Closing is not fulfilled or waived by the party for whose benefit the conditions exist on or prior to the Closing Date.


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

         7.2 Binding Effect. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

         7.3 Further Assurances. Each party agrees that it shall cooperate with the other party to facilitate the consummation and implementation of the transactions contemplated by this Agreement in an expeditious manner. Each party agrees to execute such further and other documents, certificates, deeds or other instruments as may be reasonably required or requested by the other party.

         7.4 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without regard to its conflict of laws principles.

         7.5 Dispute Resolution.

                  (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be resolved through friendly consultation, if possible. Such consultation shall begin immediately after either Seller or Buyer has delivered to the opposite party a written request for such consultation (the "Consultation Date"). If the dispute cannot be resolved within 30 days following the Consultation Date, the dispute shall be submitted to arbitration upon the request of either Party, with written notice to the other Party.

                  (b) Arbitration shall be conducted in New York, New York under the auspices of the American Arbitration Association ("AAA") in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the AAA. There shall be three arbitrators--one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. All arbitration proceedings shall be conducted in English. Each party to the dispute shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party to the dispute in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties thereto; either party thereto may apply to any court of competent jurisdiction in the State of New York for enforcement of any award granted by the arbitrators.

                  (c) During the period when a dispute is being resolved, except for the matter being disputed, the Parties shall in all other respects continue to abide by the terms of this Agreement.

         7.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Buyer and the Seller with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.


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

         7.7 Amendment. Any amendment to this Agreement shall be made in writing and shall be signed by duly authorized representatives of both parties hereto.

         7.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated by this Agreement are consummated to the extent possible.

         7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, but all of which are one and the same agreement, it being understood that each party hereto need not sign the same counterpart. Facsimile copies of original signatures by either party hereto shall be deemed to be originals of such signatures.

         7.10 No Liability for Losses. The Seller shall not be liable to the Buyer for any loss of profits, loss of revenue, lost opportunity, lost business or other losses, including indirect or consequential losses.



                             SIGNATURE PAGE FOLLOWS














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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first above written.



                                                  JADE PROFIT INVESTMENT LIMITED



                                                  By:  /s/ Norbert Sporns
                                                     ---------------------------
                                                  Name:  President
                                                  Title: CEO




                                                  HAINAN FUYUAN INVESTMENT
                                                  COMPANY LIMITED


                                                  By: /s/ Fu Sheng Wang
                                                     ---------------------------
                                                  Name:  Fu Sheng Wang
                                                  Title: President


















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

                                    EXHIBIT A

                             CERTIFICATE OF TRANSFER

                                                                 August 17, 2004



Gentlemen:

         Reference is made to that certain Purchase Agreement, dated as of August 17, 2004 (the "Purchase Agreement"), between Jade Profit Investment Limited, a British Virgin Islands limited liability corporation ("Jade"), and the undersigned. Capitalized terms used herein which are defined in the Purchase Agreement shall have the same meanings when used herein as therein defined.

         The undersigned hereby acknowledges receipt from Jade of immediately available funds in the amount of US$5.7 million, constituting the full payment of the Purchase Price for the Minority Interest. The undersigned hereby sells, conveys, transfers and delivers to Jade the Minority Interest, pursuant to the terms of the Purchase Agreement.

         Please acknowledge receipt of the Minority Interest below.



                                          Very truly yours,


                                          HAINAN FUYAN INVESTMENT
                                          COMPANY LIMITED


                                         By:
                                            ------------------------------------
                                            Name:  Fu Sheng Wang
                                            Title: President

         Pursuant to the Purchase Agreement, Jade hereby acknowledges receipt of the Minority Interest transferred thereto by Hainan hereunder.



                                          JADE PROFIT INVESTMENT LIMITED


                                          By:
                                             -----------------------------------
                                             Name:  Norbert Sporns
                                             Title: CEO

















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